The Lincoln National Life Insurance Company
Lincoln National Variable Annuity Account H

Lincoln Life & Annuity Company of New York
Lincoln Life & Annuity Variable Annuity Account H

American Legacy® Target Date Income B-Share
American Legacy® Target Date Income Advisory

Rate Sheet Prospectus Supplement dated April 9, 2020

This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the Protected Annual Income rates for the Target Date Income Benefit. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or rider election forms signed on and after April 20, 2020.

The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

Protected Annual Income Rate
The Protected Annual Income (“PAI”) rate is established when you elect the rider. The rate is based on your age (younger of you and your spouse under the joint life option) and will not increase.

Single Life PAI Rate				Joint Life PAI Rate
Age	Rate	Age	Rate	Age	Rate	Age	Rate
48	3.40%	67	5.75%	48	2.90%	67	5.25%
49	3.50%	68	5.80%	49	3.00%	68	5.30%
50	3.60%	69	5.85%	50	3.10%	69	5.35%
51	3.70%	70	5.90%	51	3.20%	70	5.40%
52	3.75%	71	5.95%	52	3.25%	71	5.45%
53	3.90%	72	6.00%	53	3.40%	72	5.50%
54	4.00%	73	6.05%	54	3.50%	73	5.55%
55	4.15%	74	6.10%	55	3.65%	74	5.60%
56	4.30%	75	6.15%	56	3.80%	75	5.65%
57	4.40%	76	6.20%	57	3.90%	76	5.70%
58	4.60%	77	6.25%	58	4.10%	77	5.75%
59	4.75%	78	6.30%	59	4.25%	78	5.80%
60	5.00%	79	6.35%	60	4.50%	79	5.85%
61	5.10%	80	6.40%	61	4.60%	80	5.90%
62	5.15%	81	6.45%	62	4.65%	81	5.95%
63	5.35%	82	6.50%	63	4.85%	82	6.00%
64	5.50%	83	6.60%	64	5.00%	83	6.10%
65	5.70%	84	6.70%	65	5.20%	84	6.20%
66	5.75%	85	6.80%	66	5.25%	85	6.30%

In order to receive the rates indicated in this Rate Sheet, your application or rider election form must be signed on and after April 20, 2020. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form, and the annuity must be funded within one calendar day. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Protected Annual Income rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract/ rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.